THE FBR FUND FOR TAX-FREE INVESTORS, INC.

FBR Tax-Free Money Market Portfolio

Supplement dated March 1, 2004
to the Prospectus and Statement of Additional Information dated May 1, 2003

The Board of Directors of The FBR Fund for Tax-Free Investors, Inc. ("Company") has approved a Plan of Liquidation (the "Plan") relating to the FBR Tax-Free Money Market Portfolio ("Fund"), effective March 1, 2004. The Board concluded that it is in the best interests of shareholders to liquidate the Fund after careful  consideration of the Fund's asset  size and current expenses.

In connection with the proposed liquidation of the Fund, the Board has directed the Company's distributor to cease offering shares of the Fund. Shareholders may continue to reinvest dividends and distributions in the Fund, redeem their shares, or exchange their shares for shares of other FBR Funds until the liquidation.

It is currently anticipated that the Fund will liquidate as of the close of business on March 29, 2004.  Any remaining shareholders on that date will receive a check representing their total proceeds held in the Fund as of that date.

Investors should retain this supplement for future reference.